             PACIFIC SELECT FUND - Long/Short Large Cap Portfolio
                         Report Pursuant to Rule 10f-3
                         Quarter Ended March 31, 2017

                            Item                                    Securities Purchased
                            ----                             ------------------------------------
(1)  Name of Issuer                                                       Snap Inc.
(2)  Description of Security (name, coupon, maturity,
     subordination, common stock, etc.)                                Cusip 83304A10
(3)  Date of Purchase (Provide proof of purchase, e.g.,
     trade ticket)                                                        3/2/2017
(4)  Date of Offering                                                     3/1/2017
(5)  Unit Price                                                            $17.00
(6)  Principal Amount of Total Offering                               $3,400,000,000.00
(7)  Underwriting Spread:
     Dollars ($)                                                            $0.43
     Percent (%)                                                            2.50%
(8)  Names of Syndicate Members For the purchased 10f-3        Morgan Stanley, Goldman Sachs,
     only:                                                   JPMorgan, Deutsche Bank Securities,
     Insert all Syndicate Members (not just those listed on   Barclays, Credit Suisse, Allen &
     cover of offering document).                                        Company LLC
(9)  Dollar Amount of Purchase by the Portfolio                          $935,000.00
(10) % of Offering Purchased by Portfolio                                  0.028%
(11) % of Offering Purchased by: Associated Accounts
     (Excluding this Portfolio).                                            2.21%
(12) Sum of Items (10) and (11) -- Limit is no more than
     25%.                                                                   2.24%
(13) % of Portfolio Assets Applied to Purchase                              0.11%
(14) Name(s) of Syndicate Members (s) from whom Purchased              Morgan Stanley
(15) Name of Affiliated Underwriter                               JPMorgan Securities Inc.

                              PACIFIC SELECT FUND
                         Report Pursuant to Rule 10f-3
                         Quarter Ended March 31, 2017

Name of Manager:                         J.P. Morgan Investment Management, Inc.

Name of Portfolio:                       PSF Long/Short Large Cap

Security/Issuer Name of 10f-3 Purchase:  Snap Inc

Eligibility (check one):

[X]  Registered public offering   [_]  Government security
[_]  Eligible Foreign Offering    [_]  Eligible Rule 144A Offering
[_]  Eligible Municipal Security

Check if the following conditions have been met (and discuss any exceptions):

[X]The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering.

[X]The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

[X]The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

[X]Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

[_]In the case of Eligible Municipal Securities, the issuer has been rated investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

[X]Percentage of offering purchased by the Portfolio and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institutional buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class. Identify such other purchasers:

[X]The Portfolio did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.________________________

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine (attach copy of written statement for each box checked):

[_]the securities were sold in an Eligible Rule 144A Offering;
[X]compliance with the first condition, above, regarding time and price.

Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.

                                                                      Signed: /s/ Madalina Bal
                                                                      Name:   Madalina Bal
                                                                      Title:  Vice President
(Must be signed by an Officer with Title of Vice President or above)  Date:   April 25, 2017

Revised March 11, 2011

                PACIFIC SELECT FUND - Value Advantage Portfolio
                         Report Pursuant to Rule 10f-3
                         Quarter Ended March 31, 2017

                                       Item                                                   Securities Purchased
                                       ----                                         ------------------------------------------
(1)  Name of Issuer                                                                            Athene Holding Ltd
(2)  Description of Security (name, coupon, maturity, subordination, common stock,
     etc.)                                                                                       Cusip G0684D10
(3)  Date of Purchase (Provide proof of purchase, e.g., trade ticket)                               3/29/2017
(4)  Date of Offering                                                                               3/28/2017
(5)  Unit Price                                                                                      $48.50
(6)  Principal Amount of Total Offering                                                         $1,333,750,000.00
(7)  Underwriting Spread:
     Dollars ($)                                                                                      $1.58
     Percent (%)                                                                                      3.25%
(8)  Names of Syndicate Members For the purchased 10f-3 only: Insert all Syndicate  Goldman Sachs, Barclays, Citigroup, Wells
     Members (not just those listed on cover of offering document).                   Fargo Securities, BofA Merrill Lynch,
                                                                                       BMO Capital Markets, Credit Suisse,
                                                                                       Deutsche Bank Securities, JPMorgan,
                                                                                      Morgan Stanley, RBC Capital Markets,
                                                                                      Evercore ISI, Keefe Bruyette & Woods,
                                                                                     Sandler O'Neill + Partners LP, SunTrust
                                                                                        Robinson Humphrey, UBS Investment
                                                                                                      Bank
(9)  Dollar Amount of Purchase by the Portfolio                                                   $3,201,000.00
(10) % of Offering Purchased by Portfolio                                                             0.24%
(11) % of Offering Purchased by: Associated Accounts (Excluding this Portfolio).                      2.26%
(12) Sum of Items (10) and (11) -- Limit is no more than 25%.                                         2.50%
(13) % of Portfolio Assets Applied to Purchase                                                        0.27%
(14) Name(s) of Syndicate Members (s) from whom Purchased                                         Goldman Sachs
(15) Name of Affiliated Underwriter                                                          JPMorgan Securities Inc

                              PACIFIC SELECT FUND
                         Report Pursuant to Rule 10f-3
                         Quarter Ended March 31, 2017

Name of Manager:                         J.P. Morgan Investment Management, Inc.

Name of Portfolio:                       PSF Value Advantage

Security/Issuer Name of 10f-3 Purchase:  Athene Holdings Ltd

Eligibility (check one):

[X]  Registered public offering   [_]  Government security
[_]  Eligible Foreign Offering    [_]  Eligible Rule 144A Offering
[_]  Eligible Municipal Security

Check if the following conditions have been met (and discuss any exceptions):

[X]The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering.

[X]The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

[X]The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

[X]Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

[_]In the case of Eligible Municipal Securities, the issuer has been rated investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

[X]Percentage of offering purchased by the Portfolio and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institutional buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class. Identify such other purchasers:

[X]The Portfolio did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.________________________

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine (attach copy of written statement for each box checked):

[_]the securities were sold in an Eligible Rule 144A Offering;
[X]compliance with the first condition, above, regarding time and price.

Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.

                                                                      Signed: /s/ Madalina Bal
                                                                      Name:   Madalina Bal
                                                                      Title:  Vice President
(Must be signed by an Officer with Title of Vice President or above)  Date:   April 25, 2017

Revised March 11, 2011

                PACIFIC SELECT FUND - PSF Real Estate Portfolio
                         Report Pursuant to Rule 10f-3
                         Quarter Ended March 31, 2017

                            Item                                        Securities Purchased
                            ----                             -------------------------------------------
(1)  Name of Issuer                                                    Colony Starwood Homes
(2)  Description of Security (name, coupon, maturity,
     subordination, common stock, etc.)                                        Common
(3)  Date of Purchase (Provide proof of purchase, e.g.,
     trade ticket)                                                           03/02/2017
(4)  Date of Offering                                                        03/01/2017
(5)  Unit Price                                                                $32.50
(6)  Principal Amount of Total Offering                                     $652,498,958
(7)  Underwriting Spread:
     Dollars ($)                                                               $0.98
     Percent (%)                                                               3.00%
(8)  Names of Syndicate Members For the purchased 10f-3      Merrill Lynch, Pierce, Fenner & Smith Inc;
     only: Insert all Syndicate Members (not just those          JP Morgan; Deutsche Bank; Goldman
     listed on cover of offering document).                    Sachs; Morgan Stanley & Co; Citigroup
                                                               Global Markets; Wells Fargo Securities
(9)  Dollar Amount of Purchase by the Portfolio                            $1,501,402.50
(10) % of Offering Purchased by Portfolio                                      0.23%
(11) % of Offering Purchased by: Associated Accounts
     (Excluding this Portfolio).                                               1.76%
(12) Sum of Items (10) and (11) -- Limit is no more than
     25%.                                                                      1.99%
(13) % of Portfolio Assets Applied to Purchase                                 0.22%
(14) Name(s) of Syndicate Members (s) from whom Purchased                 JP Morgan Chase
(15) Name of Affiliated Underwriter                                     Morgan Stanley & Co.

                              PACIFIC SELECT FUND
                         Report Pursuant to Rule 10f-3
                         Quarter Ended March 31, 2017

Name of Manager:                         Morgan Stanley Investment Management Inc.

Name of Portfolio:                       Pacific Select Fund Real Estate Portfolio

Security/Issuer Name of 10f-3 Purchase:  Colony Starwood Homes

Eligibility (check one):

[X]  Registered public offering   [_]  Government security
[_]  Eligible Foreign Offering    [_]  Eligible Rule 144A Offering
[_]  Eligible Municipal Security

Check if the following conditions have been met (and discuss any exceptions):

[X]The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering.

[X]The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

[X]The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

[X]Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

[_]In the case of Eligible Municipal Securities, the issuer has been rated investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

[X]Percentage of offering purchased by the Portfolio and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institutional buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class. Identify such other purchasers:

[X]The Portfolio did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.________________________

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine (attach copy of written statement for each box checked):

[_]the securities were sold in an Eligible Rule 144A Offering;
[_]compliance with the first condition, above, regarding time and price.

Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.

                                                                      Signed: /s/ Ted Bigman
                                                                      Name:   Ted Bigman
                                                                      Title:  Managing Director
(Must be signed by an Officer with Title of Vice President or above)  Date:   4/17/2017

Revised 01.01.2017

                PACIFIC SELECT FUND - Value Advantage Portfolio
                         Report Pursuant to Rule 10f-3
                          Quarter Ended June 30, 2017

                                          Item                                                    Securities Purchased
                                          ----                                            -----------------------------------
(1)  Name of Issuer                                                                                Athene Holding Ltd
(2)  Description of Security (name, coupon, maturity, subordination, common stock, etc.)             Cusip G0684D10
(3)  Date of Purchase (Provide proof of purchase, e.g., trade ticket)                                   6/7/2017
(4)  Date of Offering                                                                                   6/6/2017
(5)  Unit Price                                                                                          $49.00
(6)  Principal Amount of Total Offering                                                             $793,800,000.00
(7)  Underwriting Spread:
     Dollars ($)                                                                                         $1.47
     Percent (%)                                                                                         3.00%
(8)  Names of Syndicate Members For the purchased 10f-3 only: Insert all Syndicate         Goldman Sachs & Co. LLC, Barclays,
     Members (not just those listed on cover of offering document).                        Citigroup, Wells Fargo Securities,
                                                                                            BofA Merrill Lynch, BMO Capital
                                                                                            Markets, Credit Suisse, Deutsche
                                                                                          Bank Securities, J.P. Morgan, Morgan
                                                                                             Stanley, RBC Capital Markets,
                                                                                            Evercore ISI, Keefe, Bruyette &
                                                                                           Woods, Sandler O'Neill + Partners,
                                                                                           L.P., SunTrust Robinson Humphrey,
                                                                                                  UBS Investment Bank
(9)  Dollar Amount of Purchase by the Portfolio                                                      $1,301,930.00
(10) % of Offering Purchased by Portfolio                                                                0.16%
(11) % of Offering Purchased by: Associated Accounts (Excluding this Portfolio).                         1.38%
(12) Sum of Items (10) and (11) -- Limit is no more than 25%.                                            1.54%
(13) % of Portfolio Assets Applied to Purchase                                                           0.10%
(14) Name(s) of Syndicate Members (s) from whom Purchased                                            Goldman Sachs
(15) Name of Affiliated Underwriter                                                             JPMorgan Securities Inc

                              PACIFIC SELECT FUND
                         Report Pursuant to Rule 10f-3
                          Quarter Ended June 30, 2017

Name of Manager:                         J.P. Morgan Investment Management, Inc.

Name of Portfolio:                       PSF Value Advantage

Security/Issuer Name of 10f-3 Purchase:  Athene Holdings Ltd

Eligibility (check one):

[X]  Registered public offering   [_]  Government security
[_]  Eligible Foreign Offering    [_]  Eligible Rule 144A Offering
[_]  Eligible Municipal Security

Check if the following conditions have been met (and discuss any exceptions):

[X]The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering.

[X]The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

[X]The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

[X]Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

[_]In the case of Eligible Municipal Securities, the issuer has been rated investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

[X]Percentage of offering purchased by the Portfolio and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institutional buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class. Identify such other purchasers:

[X]The Portfolio did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.________________________

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine (attach copy of written statement for each box checked):

[_]the securities were sold in an Eligible Rule 144A Offering;
[X]compliance with the first condition, above, regarding time and price.

Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.

                                                                      Signed: /s/ Madalina Bal
                                                                      Name:   Madalina Bal
                                                                      Title:  Vice President
(Must be signed by an Officer with Title of Vice President or above)  Date:   July 24, 2017

Revised March 11, 2011

                PACIFIC SELECT FUND - PSF Real Estate Portfolio
                         Report Pursuant to Rule 10f-3
                          Quarter Ended June 30, 2017

                                          Item                                                   Securities Purchased
                                          ----                                            -----------------------------------
(1)  Name of Issuer                                                                       Healthcare Trust of America, Inc.
(2)  Description of Security (name, coupon, maturity, subordination, common stock, etc.)                Common
(3)  Date of Purchase (Provide proof of purchase, e.g., trade ticket)                                 05/03/2017
(4)  Date of Offering                                                                                 05/02/2017
(5)  Unit Price                                                                                         $28.50
(6)  Principal Amount of Total Offering                                                             $1,353,750,000
(7)  Underwriting Spread:
     Dollars ($)                                                                                        $0.998
     Percent (%)                                                                                        3.500%
(8)  Names of Syndicate Members For the purchased 10f-3 only: Insert all Syndicate        Wells Fargo Securities; JP Morgan;
     Members (not just those listed on cover of offering document).                           Morgan Stanley & Co.; BMO
                                                                                            Capital Markets; Jeffries LLC;
                                                                                             Raymond James & Associates;
                                                                                            MUFG Securities Americas Inc.;
                                                                                              Mizuho Securities USA LLC;
                                                                                             Stifel, Nicolaus & Company,
                                                                                              Incorporated; Capital One
                                                                                          Securitiesm, Inc.; Scotia Capital
                                                                                                (USA) Inc.; BTIG, LLC;
                                                                                           Oppenheimer & Co. Inc.; Regions
                                                                                                    Securities LLC
(9)  Dollar Amount of Purchase by the Portfolio                                                       $2,010,732
(10) % of Offering Purchased by Portfolio                                                               0.149%
(11) % of Offering Purchased by: Associated Accounts (Excluding this Portfolio).                        1.114%
(12) Sum of Items (10) and (11) -- Limit is no more than 25%.                                           1.263%
(13) % of Portfolio Assets Applied to Purchase                                                          0.307%
(14) Name(s) of Syndicate Members (s) from whom Purchased                                    Wachovia Capital Markets LLC
(15) Name of Affiliated Underwriter                                                              Morgan Stanley & Co.

                              PACIFIC SELECT FUND
                         Report Pursuant to Rule 10f-3
                          Quarter Ended June 30, 2017

Name of Manager:                         Morgan Stanley Investment Management Inc.

Name of Portfolio:                       Pacific Select Fund Real Estate Portfolio

Security/Issuer Name of 10f-3 Purchase:  Healthcare Trust of America, Inc.

Eligibility (check one):

[X]  Registered public offering   [_]  Government security
[_]  Eligible Foreign Offering    [_]  Eligible Rule 144A Offering
[_]  Eligible Municipal Security

Check if the following conditions have been met (and discuss any exceptions):

[X]The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering.

[X]The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

[X]The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

[X]Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

[_]In the case of Eligible Municipal Securities, the issuer has been rated investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

[X]Percentage of offering purchased by the Portfolio and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institutional buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class. Identify such other purchasers:

[X]The Portfolio did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.________________________

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine (attach copy of written statement for each box checked):

[_]the securities were sold in an Eligible Rule 144A Offering;
[_]compliance with the first condition, above, regarding time and price.

Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.

                                                                      Signed: /s/ Ted Bigman
                                                                      Name:   Ted Bigman
                                                                      Title:  Managing Director
(Must be signed by an Officer with Title of Vice President or above)  Date:   7/19/2017

Revised 01.01.2017